MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated July 7, 2026

to the Prospectus dated April 30, 2026, as supplemented

For all existing and prospective shareholders of each mutual fund and exchange-traded fund (each a “Fund” and, collectively, the “Funds”) that is a series of Matthews Asia Funds (the “Trust”) other than Matthews Emerging Markets ex China Active ETF:

Changes to Ownership of Matthews and New Agreements

Matthews International Capital Management, LLC (“Matthews”) serves as the investment adviser for each Fund under an Investment Advisory Agreement with the Trust, on behalf of each Fund operated as a mutual fund (the “New Mutual Fund Agreement”), and under an Investment Management Agreement with the Trust, on behalf of each Fund operated as an exchange-traded fund (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”).

As previously announced, Matthews made certain changes to its ownership structure (the “Transaction”), which were completed on July 7, 2026. As part of the Transaction, Matthews repurchased the ownership interests held by three investors, RBC USA HoldCo Corporation, Mizuho Bank, Ltd., and affiliates of Lovell Minnick Partners LLC. Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors.

The New Agreements, as approved by the shareholders of the applicable Fund (other than Matthews Emerging Markets ex China Active ETF), took effect on July 7, 2026, and have the same terms (other than commencement and termination dates) as the prior investment advisory or management agreement that was in effect for each Fund. Those prior agreements terminated automatically upon the completion of the Transaction because the changes to Matthews’ ownership structure constituted a change of control of Matthews and, therefore, technically resulted in an “assignment” of the prior agreements under the Investment Company Act of 1940, as amended.

In connection with the New Agreements, the proposed operating expenses agreements and fee waiver agreements, as applicable to various Funds and as described in the proxy materials for the related special shareholder meeting, took effect as well.

The shareholders of the Trust also approved the election of two incumbent trustees, Neal Andrews and Mark W. Headley, at the adjourned special shareholder meeting held on April 14, 2026. The other four trustees had previously already been elected by shareholders.

Please retain this Supplement for future reference.

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